UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - March 6, 2006

HECTOR COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota

001-13891

41-1666660

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

211 South Main Street, Hector, Minnesota

55342

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (320) 848-6611

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition

On March 6, 2006, Hector Communications Corporation (the “Company”) reported its financial results for its fourth quarter ended December 31, 2005. See the Company’s press release dated March 6, 2006, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01  Exhibits

The following information is furnished as an exhibit to this Current Report:

Exhibit No.

Description of Exhibit

99	Press Release dated March 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hector Communications Corporation

Date: March 6, 2006

By

/s/ Charles A. Braun

Chief Financial Officer